Number                                                                    Shares

C______                                                                  _______
                                  [JUDGE LOGO]

                              THE JUDGE GROUP, INC.

         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

NASDAQ:     JUDG                 COMMON STOCK                 CUSIP  481271 10 4


         This Certifies That



         Is The Owner Of




 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF

                              THE JUDGE GROUP, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Pennsylvania, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



DATED:                                                           COUNTERSIGNED:

                                                               STOCKTRANS, INC.
                                       7 EAST LANCASTER AVE., ARDMORE, PA 19003
                                                                 TRANSFER AGENT

                                        BY:
                                                           AUTHORIZED SIGNATURE

                                [CORPORATE SEAL]


          SECRETARY                   CHIEF EXECUTIVE OFFICER

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common              UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties                        -----------------
JT TEN - as joint tenants with right of                        (Cust) (Minor)
           survivorship and not as tenants         under Uniform Gifts to Minors
           in common
                                                   Act________________________
                                                              (State)




     Additional abbreviations may also be used though not in the above list.


     For Value Received _____________ hereby sell, assign and transfer unto




PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
 (Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated __________________

                                       _________________________________________
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.





THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM

________________________________________________________________________________
STOCK MARKET INFORMATION EXCHANGE
http://members.sol/com/cfpco/columbia.htm

                COLUMBIA FINANCIAL PRINTING CO., P.O.BOX 219, BETHPAGE, NY 11714